Exhibit 8.1—BHP Billiton Plc Group Structure

Entity

1338768 Ontario Inc—Canada

1342077 Ontario Inc—Canada

African Metals Ltd—South Africa

Aluminium Consortium Venezuela B.V.—The Netherlands

Angola Mining Finance Ltd—British Virgin Isles

Angola Mining Services Ltd—British Virgin Isles

Angola Technical Services Ltd—British Virgin Isles

Atlas Steels Company Ltd—Canada

Auvernier Limited (in liquidation)—USA

Baniettor Mining (Pty) Ltd—South Africa

BHP Billiton (BVI) Ltd—British Virgin Isles

BHP Billiton (RA) Limited (in liquidation)—United Kingdom

BHP Billiton (UK) Limited—United Kingdom

BHP Billiton Aluminium Ltd—United Kingdom

BHP Billiton Aluminium Projects (Pty) Ltd—South Africa

BHP Billiton Aluminium Technologies Limited—Jersey

BHP Billiton Aluminium Vietnam Jersey Limited—Jersey

BHP Billiton Aluminium Vietnam UK Limited—United Kingdom

BHP Billiton Australia UK Finance Limited—British Virgin Isles

BHP Billiton Aviation (Pty) Ltd—South Africa

BHP Billiton Company B.V.—The Netherlands

BHP Billiton Energy Coal (UK) Ltd—United Kingdom

BHP Billiton Energy Coal Chile Ltd—United Kingdom

BHP Billiton Energy Coal Australia Pty Ltd—Australia

BHP Billiton Escom Diamonds Ltd—British Virgin Isles

BHP Billiton Eurasia B.V.—The Netherlands

BHP Billiton Finance (USA) B.V.—The Netherlands

BHP Billiton Finance Australia Limited—British Virgin Isles

BHP Billiton Finance B.V.—The Netherlands

BHP Billiton Finance GB (in liquidation)—United Kingdom

BHP Billiton Finance South Africa Limited—British Virgin Isles

BHP Billiton Ghana B.V.—The Netherlands

BHP Billiton Global Aluminium Technology (Proprietary) Ltd—South Africa

BHP Billiton Group (BVI) Ltd—British Virgin Isles

BHP Billiton Group Ltd—United Kingdom

BHP Billiton Holdings B.V.—The Netherlands

BHP Billiton Holdings Ltd—United Kingdom

BHP Billiton International Development Ltd—United Kingdom

BHP Billiton International Metals B.V.—The Netherlands

BHP Billiton International Services Ltd—United Kingdom

BHP Billiton Jersey Ltd—Jersey

BHP Billiton Marketing Investments Ltd—United Kingdom

BHP Billiton Marylebone B.V.—The Netherlands

BHP Billiton Overseas Holdings Limited (in liquidation)—United Kingdom

BHP Billiton Paddington Limited—United Kingdom

BHP Billiton Petroleum Great Britain Limited—United Kingdom

BHP Billiton Petroleum Limited—United Kingdom

BHP Billiton Plc—United Kingdom

BHP Billiton Properties (Pty) Ltd—South Africa

BHP Billiton Raw Materials Ltd—South Africa

BHP Billiton SA Holdings Ltd—South Africa

BHP Billiton SA Investments Ltd—United Kingdom

BHP Billiton SA Limited—South Africa

BHP Billiton Services Jersey Ltd—Jersey

BHP Billiton South Africa (Jersey) Ltd—Jersey

BHP Billiton South Africa Holdings B.V.—The Netherlands

BHP Billiton South African Finance (in liquidation)—United Kingdom

BHP Billiton SSM Development Pty Ltd—Australia

BHP Billiton SSM Technology Pty Ltd—Australia

BHP Billiton UK Holdings Ltd—British Virgin Isles

BHP Billiton UK Investments Ltd—British Virgin Isles

BHP Billiton Victoria Ltd (to be liquidated)—United Kingdom

BHP Petroleum (UK) Limited (in liquidation)—United Kingdom

Billiton (BSI) Limited—(in liquidation)—United Kingdom

Billiton (RA) BV—The Netherlands

Billiton Aluminium (RAA) Pty Ltd—Australia

Billiton Aluminium (Worsley) Pty Ltd—Australia

Billiton Aluminium Australia Pty Ltd—Australia

Billiton Aluminium Holdings B.V. (in liquidation)—The Netherlands

Billiton Aluminium SA Ltd—South Africa

Billiton Argentina B.V.—The Netherlands

Billiton Australia Finance Pty Ltd—Australia

Billiton Australia Holdings B.V.—The Netherlands

Billiton Australia Investment 3 Pty Ltd—Australia

Billiton Chile B.V.—The Netherlands

Billiton Chile SA (in liquidation)—Chile

Billiton Coal Australia Holding B.V.—The Netherlands

Billiton Coal SA Ltd—South Africa

Billiton Copper Holdings Inc—Canada

Billiton Development (Zambia) Ltd—Zambia

Billiton Development B.V.—The Netherlands

Billiton Development Far East B.V. (in liquidation)—The Netherlands

Billiton E&D 14 B.V.—The Netherlands

Billiton E&D 3 B.V.—The Netherlands

Billiton Exploration & Mining Indonesia B.V.—The Netherlands

Billiton Exploration & Mining Peru B.V.—The Netherlands

Billiton Exploration Australia Pty Ltd—Australia

Billiton Guinea B.V.—The Netherlands

Billiton Indonesia Holdings B.V.—The Netherlands

Billiton Intellectual Property B.V.—The Netherlands

Billiton Investment 1 B.V.—The Netherlands

Billiton Investment 13 B.V.—The Netherlands

Billiton Investment 15 B.V.—The Netherlands

Billiton Investment 2 B.V.—The Netherlands

Billiton Investment 7 B.V.—The Netherlands

Billiton Investment 9 B.V.—The Netherlands

Billiton Investment 3 B.V.—The Netherlands

Billiton Investment 8 B.V.—The Netherlands

Billiton Investments Ireland Ltd—Ireland

Billiton Manganese Australia Pty Ltd—Australia

Billiton Manganese Holdings B.V.—Australia

Billiton Marketing Investments B.V.—The Netherlands

Billiton Metals Canada Inc—Canada

Billiton Nickel (Ravensthorpe) Pty Ltd—Australia

Billiton Nickel Holdings B.V.—The Netherlands

Billiton Resources Canada Inc—Canada

Billiton Stratcor Partnership (in liquidation)—United Kingdom

Billiton Suriname Holdings B.V.—The Netherlands

Billiton Tanzania Ltd (in liquidation)—Tanzania

Cerro Matoso Holdings (BVI) Ltd—British Virgin Isles

Cerro Matoso SA—Colombia

Chemfos Limited—South Africa

Clear Sky Diamonds Limited—British Virgin Isles

Coal Mines Australia Pty Ltd—Australia

Coal Operations Australia Pty Ltd—Australia

Compania Minera Cerro Colorado Limitada—Chile

Compania Minera Los Naranjos S.A.—Peru

Compania Minera Rio Quieto B.V. (in liquidation)—The Netherlands

Conicol BVI Limited—British Virgin Isles

Consolidated Nominees (Pty) Ltd—South Africa

D&H Coal (Proprietary) Limited—South Africa

Danjan (Pty) Ltd—South Africa

Donkerpoort Iron Ltd—South Africa

Douglas Colliery Ltd—South Africa

Douglas Colliery Services Ltd—South Africa

Electrolytic Metal Corporation (Pty) Ltd—South Africa

Elyplac Limited (in liquidation)—United Kingdom

Emaswati Coal (Proprietary) Limited (in liquidation)—Swaziland

Emaswati Holding Company (Pty) Limited—Swasiland

Equatorial Diamonds Limited—British Virgin Isles

Ermelo Mine Services (Pty) Ltd—South Africa

Esidulini (Pty) Ltd—South Africa

Executive Jet (Pty) Ltd—South Africa

Executive Wings (Pty) Ltd—South Africa

Exploracion Minera International Espana SA (in liquidation)—Spain

F A H Information Services (Proprietary) Limited (submitted for dereg.)—South Africa

Federale Prospekteerders Beperk—South Africa

Fedswa Prospekteerders (Eiendoms) Ltd—South Africa

Gard Australia Pty Ltd—Australia

Gard Holdings Ltd—British Virgin Isles

Gatro South America Holdings Ltd (in liquidation)—The Netherlands

Gengro Ltd—South Africa

Groote Eylandt Mining Co Pty Ltd—Australia

Hard Carbon Limited—Jersey

Helios Diamonds Limited—British Virgin Isles

Hillside Aluminium Ltd—South Africa

Honeybourne Investments Pty Ltd—Australia

Hunter Valley Energy Coal Pty Ltd—Australia

Ingwe Collieries Ltd—South Africa

Ingwe Housing Association Ltd—South Africa

Ingwe Surface Holdings Ltd—South Africa

Juloi Holdings Ltd (to be struck off)—United Kingdom

Kangwane Anthracite (Pty) Ltd—South Africa

Kganya Gen (Pty) Ltd—South Africa

Levelseas Holdings Limited (in liquidation)—United Kingdom

Lime Technologies (Pty) Ltd—South Africa

Main Street 58 (Pty) Ltd—South Africa

Manganese Metal Co (Pty) Ltd—South Africa

Manhattan Syndicate Ltd—South Africa

Marble Lime & Associated Industries (PvT) Ltd—Zimbabwe

Maruwai Holdings Ltd (to be struck off)—United Kingdom

McAlpine SA Limited—South Africa

Middelburg Mine Services (Pty) Ltd—South Africa

Middelplaats Manganese Ltd—South Africa

Mine & Smelter Investments (Pty) Ltd—South Africa

Minera Spence SA—Chile

Minsaco Investments Pty Ltd—Australia

MSI Investments (BVI) Limited (in liquidation)—British Virgin Isles

Mt Arthur Coal Pty Ltd—Australia

Natural Diamond Company Limited—Jersey

New Horizon Diamonds Limited—British Virgin Isles

Nippon Manganese Sales Pty Ltd—Australia

Noumea Enterprises SA—New Calendonia

NV BHP Billiton Maatschappij Suriname—The Netherlands

Pering Mine (Pty) Ltd—South Africa

Pering Mine Services Holdings (Pty) Ltd—South Africa

Pidgeon Molybdenum Mines Ltd—Canada

Pienaarsrivier Mynboumaatskappy Bpk—South Africa

Plettenberg Bay Estates Ltd—South Africa

PT Billiton Indonesia—Indonesia

QNI (Nouvelle-Caledonie) SA—New Calendonia

QNI International Pty Ltd—Australia

QNI Metals Pty Ltd—Australia

QNI Nickel (WA) Ltd—Australia

QNI Philippines Inc—Philippines

QNI Pty Ltd—Australia

QNI Resources Pty Ltd—Australia

QNI Superannuation Nominees Pty Ltd—Australia

QNI Western Australia Pty Ltd—Australia

Queensland Nickel Pty Ltd—Australia

Queensland Nickel Sales Pty Ltd—Australia

RAL (Barbados) Inc—Barbados

RAL Cayman Inc—Cayman Islands

RAL Insurance Company Ltd—Barbados

Ravensthorpe Nickel Operations Pty Ltd—Australia

Richbay Mine Holdings (Pty) Ltd—South Africa

Richbay Smelter Holdings (Pty) Ltd—South Africa

Rietspruit Mine Services (Pty) Ltd—South Africa

Rio Algom Exploration (Chile) Limitada—Chile

Rio Algom Exploration Inc—Canada

Rio Algom Investments (Chile) Inc—Chile

Rio Algom Ireland Ltd—Ireland

Rio Algom Ltd—Canada

Rio Algom Mining LLC—USA

Rio Algom Namibia (Pty) Ltd—Namibia

Riocerro Inc—Cayman Islands

Riochile Inc—Cayman Islands

Riomexicanex SA de CV—Mexico

Roedtan Mining Company (Pty) Ltd—South Africa

Sage Creek Coal Ltd—Canada

Samancor Holdings (Proprietary) Limited—South Africa

Samancor Manganese (Proprietary) Limited—South Africa

San Felipe Mining Limited—British Virgin Isles

Savage & Lovemore Mining (Pty) Ltd—South Africa

Savannah Diamonds Limited—British Virgin Isles

Settlers Mynboumaatskappy Bpk—South Africa

SMM Holdings Ltd—British Virgin Isles

Sociedad Contractual Minera Otway—Chile

Sociedad Minera La Granja SA—Peru

Sociedade Geral de Mineracao de Mozambique S.A.R.L—Mozambique

South African Manganese (Pty) Ltd—South Africa

Stein Insurance Company Limited—Guernsey

Stein Insurance Company Limited—Cayman Islands

Sunrise Diamonds Limited—British Virgin Isles

Tarrus (Pty) Ltd—South Africa

Tasmanian Electro Metallurgical Co Pty Ltd—Australia

Terra Nominees (Pty) Ltd—South Africa

Tisand (Pty) Ltd—South Africa

Tojan Holding Co (Pty) Ltd—South Africa

Tonmet AG—Switzerland

T-Project Holdings (Pty) Ltd—South Africa

Transkei Granite Holdings (Pty) Ltd—South Africa

Transkei Pioneer Mining Co (Pty) Ltd—South Africa

Transvaal & Delagoa Bay Investment Co Ltd—South Africa

Venezuela Aluminium Holding BV—The Netherlands

Western Complex Coal (Pty) Ltd—South Africa

Worsley Alumina Pty Ltd—Australia

Zululand Titanium (Pty) Ltd—South Africa

BHP BILLITON LIMITED GROUP STRUCTURE

Entity

141 Union Company—USA

Araguaia Participações Ltda—Brazil

Beswick Pty Ltd (in liquidation)—Australia

BHP (USA) Investments Inc—USA

BHP Asia Pacific Nickel Pty Ltd—Australia

BHP Billiton (China) Pty Ltd—Australia

BHP Billiton (Trinidad) Holdings Ltd—St Lucia, West Indies

BHP Billiton (Trinidad-2AB) Ltd—Canada

BHP Billiton (Trinidad-2C) Ltd—Canada

BHP Billiton (Trinidad-3A) Ltd—Trinidad

BHP Billiton (Trinidad-3B) Corporation—Canada

BHP Billiton (Trinidad-East Coast) Ltd—Canada

BHP Billiton Agnew Mining Company Pty Ltd—Australia

BHP Billiton Automation Pty Ltd—Australia

BHP Billiton Boliviana de Petroleo Inc—USA

BHP Billiton Brasil Investimentos Ltda—Brazil

BHP Billiton Brasil Ltda—Brazil

BHP Billiton Capital Inc—Delaware

BHP Billiton CBM Investments—Australia

BHP Billiton Chile Inversiones Ltda—Chile

BHP Billiton China Ltd—Hong Kong

BHP Billiton Diamonds (Belgium) N V—Belgium

BHP Billiton Diamonds (Eurasia) LLC—Russia

BHP Billiton Diamonds Australia Pty Ltd—Australia

BHP Billiton Diamonds Inc—Canada

BHP Billiton Direct Reduced Iron Pty Ltd—Australia

BHP Billiton Employee Plan Pty Ltd—Australia

BHP Billiton Energy Coal Inc—USA

BHP Billiton Executive Services Company Pty Ltd—Australia

BHP Billiton Finance (USA) Ltd—Australia

BHP Billiton Finance Ltd—Australia

BHP Billiton Foreign Holdings Inc—USA

BHP Billiton Great Boulder Mines Pty Ltd—Australia

BHP Billiton Group Operations Pty Ltd—Australia

BHP Billiton Innovation Pty Ltd—Australia

BHP Billiton International Trading (Shanghai) Co Ltd—China

BHP Billiton Investment Holdings Ltd—United Kingdom

BHP Billiton Iron Ore Pty Ltd—Australia

BHP Billiton Japan Ltd—Japan

BHP Billiton Japan Pty Ltd (in liquidation)—Australia

BHP Billiton Korea Co Ltd—Korea

BHP Billiton Limited—Australia

BHP Billiton LNG International Inc—USA

BHP Billiton Lonsdale Investments Pty Ltd—Australia

BHP Billiton Marine & General Insurances Pty Ltd—Australia

BHP Billiton Marketing AG—Switzerland

BHP Billiton Marketing Asia Pte Ltd—Singapore

BHP Billiton Marketing B.V.—The Netherlands

BHP Billiton Marketing Inc—USA

BHP Billiton Marketing Investments APS—Denmark

BHP Billiton Marketing Services India Pvt Ltd—India

BHP Billiton Metais SA—Brazil

BHP Billiton Metal GmbH—Germany

BHP Billiton Minerals Pty Ltd—Australia

BHP Billiton Named Corporation—Canada

BHP Billiton Nickel Nouvelle Caledonie SAS—New Caledonia

BHP Billiton Nickel West Pty Ltd—Australia

BHP Billiton Olympic Dam Corporation Pty Ltd—Australia

BHP Billiton Olympic Dam Marketing Pty Ltd—Australia

BHP Billiton Olympic Dam Operations Pty Ltd—Australia

BHP Billiton Petroleum (Americas) Inc—USA

BHP Billiton Petroleum (Australia) Pty Ltd—Australia

BHP Billiton Petroleum (Bass Strait) Pty Ltd—Australia

BHP Billiton Petroleum (Colombia) Corporation—Canada

BHP Billiton Petroleum (Deepwater) Inc—USA

BHP Billiton Petroleum (GOM) Inc—USA

BHP Billiton Petroleum (International Exploration) Pty Ltd—Australia

BHP Billiton Petroleum (Laurentian) Corporation—Canada

BHP Billiton Petroleum (NA/ME-ONE) Corp—Canada

BHP Billiton Petroleum (NA/ME-TWO) Corp—Canada

BHP Billiton Petroleum (North West Shelf) Pty Ltd—Australia

BHP Billiton Petroleum (Pilbara LNG) Pty Ltd—Australia

BHP Billiton Petroleum (Pipelines Investments) Pty Ltd—Australia

BHP Billiton Petroleum (Victoria) Pty Ltd—Australia

BHP Billiton Petroleum Great Britain Ltd—United Kingdom

BHP Billiton Petroleum International Pty Ltd—Australia

BHP Billiton Petroleum Investments (Great Britain) Pty Ltd—Australia

BHP Billiton Petroleum Ltd—United Kingdom

BHP Billiton Petroleum Pty Ltd—Australia

BHP Billiton Petroleum Trading and Marketing (Asia) Pte Ltd (in liquidation)—Singapore

BHP Billiton Petroleum Trading and Marketing Inc—USA

BHP Billiton Petroleum Trading and Marketing Pty Ltd—Australia

BHP Billiton PNG Services Limited—Papua New Guinea

BHP Billiton Raw Materials B.V. (in liquidation)—The Netherlands

BHP Billiton Resources (China) Pty Ltd—Australia

BHP Billiton Resources Exploration Pty Ltd—Australia

BHP Billiton Resources International (RSA) Pty Ltd—Australia

BHP Billiton Resources Marketing Pty Ltd—Australia

BHP Billiton Shared Business Services Pty Ltd—Australia

BHP Billiton Wesminco Oil Pty Ltd—Australia

BHP Billiton Western Mining Holdings Pty Ltd—Australia

BHP Billiton Western Mining Innovation Pty Ltd—Australia

BHP Billiton Western Mining Resources International Pty Ltd—Australia

BHP Billiton Westmin Talc Pty Ltd—Australia

BHP Billiton World Exploration Inc—Canada

BHP Billiton Yakabindie Nickel Pty Ltd—Australia

BHP Billiton Yeelirrie Development Company Pty Ltd—Australia

BHP Billiton Yeelirrie Management Services Pty Ltd—Australia

BHP Canadian Diamonds Company—Canada

BHP Capital No 20 Pty Ltd—Australia

BHP Chile Inc—USA

BHP Coal Holdings Pty Ltd—Australia

BHP Coal Pty Ltd—Australia

BHP Copper Inc—USA

BHP Development Finance Pty Ltd—Australia

BHP Escondida Inc—USA

BHP Finance (International) Inc—USA

BHP Finance (Investments) USA Inc—USA

BHP Finance Investments (I) Pty Ltd (in liquidation)—Australia

BHP Financial Services (UK) Ltd—Guernsey

BHP Group Resources Pty Ltd—Australia

BHP Hawaii Inc—USA

BHP Holdings (International) Inc—USA

BHP Holdings (Operations) Inc—USA

BHP Holdings (Resources) Inc—USA

BHP Holdings (USA) Inc—USA

BHP Holdings International (Investments) Inc—USA

BHP International Finance Corporation—USA

BHP International Participacoes Ltda—Brazil

BHP Iron Ore (Jimblebar) Pty Ltd—Australia

BHP Iron Pty Ltd—Australia

BHP Khanij Anveshana Private Limited—India

BHP Madagascar SARL—Madagascar

BHP Madencilik Limited Sirketi—Turkey

BHP Mineral Resources Inc—USA

BHP Minerals Asia Inc—USA

BHP Minerals Asia Pacific Pty Ltd—Australia

BHP Minerals Europe Ltd—United Kingdom

BHP Minerals Exploration Inc—USA

BHP Minerals Ghana Inc—USA

BHP Minerals Holdings Pty Ltd—Australia

BHP Minerals India Pvt Ltd—India

BHP Minerals International Exploration Inc—USA

BHP Minerals International Inc—USA

BHP Minerals Pacific Inc—USA

BHP Minerals Service Company—USA

BHP Mitsui Coal Pty Ltd—Australia

BHP Navajo Coal Company—USA

BHP Nominees Investments No 1 Pty Ltd (in liquidation)—Australia

BHP Nominees Investments No 2 Pty Ltd (in liquidation)—Australia

BHP Nominees Investments No 3 Pty Ltd (in liquidation)—Australia

BHP Operations Inc—USA

BHP Peru Holdings Inc—USA

BHP Petroleum (Argentina) SA—Argentina

BHP Petroleum (Ashmore Operations) Pty Ltd—Australia

BHP Petroleum (Cambodia) Pty Ltd—Australia

BHP Petroleum (Pakistan) Pty Ltd—Australia

BHP Petroleum (Tankers) Ltd—Bermuda

BHP Petroleum (Tolo) Inc—Canada

BHP Petroleum (UK) Corporation—USA

BHP Petroleum (UK) Ltd (in liquidation)—United Kingdom

BHP Petroleum India Pvt Ltd—India

BHP Petroleum North Sea Ltd—United Kingdom

BHP Queensland Coal Investments Pty Ltd—Australia

BHP Queensland Coal Limited—USA

BHP Resources Inc—USA

BHP Titanium Minerals Pty Ltd—Australia

BHP Venezuela DRI Ltd—United Kingdom

BHP Venezuela Inc—USA

BHP Venture Investments Pty Ltd (in liquidation)—Australia

BHPB Freight Pty Ltd—Australia

Billiton Investment 12 B.V.—The Netherlands

Billiton Marketing France SARL—France

Billiton Marketing Holding B.V.—The Netherlands

Billiton Marketing SAR (Hong Kong) Ltd—Hong Kong

Billiton Taiwan Ltd—Taiwan

Broadmeadow Mines Services Pty Ltd—Australia

Broken Hill Proprietary (USA) Inc—USA

Bulkers Limited—Liberia

Carson Hill Gold Mining Corporation—USA

Chaco Valley Energy LLC—USA

Closed Joint Stock Company Bichiley—Russia

Corridor Sands Limitada—Mozambique

County Shipping Company Limited—Hong Kong

Dampier Coal (Queensland) Pty Ltd—Australia

Dendrobium Coal Pty Ltd—Australia

Dia Met Minerals (Africa) Ltd.—Cayman Islands

Eloff Mining Company (Pty) Ltd—South Africa

Empresa de Mineracao Jacui Ltda—Brazil

Empresa de Mineracao Seara Ltda—Brazil

Endeavour Coal Pty Ltd—Australia

Global BHP Copper Ltd—Cayman Islands

Hamilton Brothers Corporation—USA

Hamilton Brothers Exploration Company—USA

Hamilton Brothers Petroleum Corporation—USA

Hamilton Oil Company Inc—USA

Hay Point Services Pty Ltd—Australia

Illawarra Coal Holdings Pty Ltd—Australia

Illawarra Services Pty Ltd—Australia

IPS USA Inc—USA

Jenipapo Recursos Naturais SA—Brazil

Keithen Limited (in liquidation)—Australia

Kendilo Coal Inc—USA

Marcona International SA—Panama

Mayaniquel SA—Guantemala

Minera BHP Billiton, SA de CV—Mexico

Minera Escondida Ltda—Chile

Mineracao Wesminas Ltda—Brazil

Oy Alwima Ltd—Finland

Pacific Liner Services Pty Ltd—Australia

Petra Diamonds Alto Cuilo Limited—British Virgin Isles

Pilbara Gas Pty Ltd—Australia

Point Lake Marketing Inc.—Canada

PRI Eastern Ltd—Cook Islands

PT BHP Billiton Indonesia—Indonesia

PT Gag Nikel—Indonesia

PT Juloi Coal—Indonesia

PT Kalteng Coal—Indonesia

PT Kendilo Coal Indonesia—Indonesia

PT Lahai Coal—Indonesia

PT Maruwai Coal—Indonesia

PT Pari Coal—Indonesia

PT Ratah Coal—Indonesia

PT Sumber Barito Coal—Indonesia

Q. S. Mineracao—Brazil

Samancor AG—Switzerland

San Juan Coal Company—USA

San Juan Transportation Company—USA

San Manuel Arizona Railroad Company—USA

Sociedad Contractual Minera Otway—Chile

Southeastern Petroleum Sales Corporation—USA

Tavela Pty Ltd (in liquidation)—Australia

The Broken Hill Proprietary Company Pty Ltd—Australia

The Norwegian Oil Corporation (DNO-US)—USA

The World Marine & General Insurance Plc—United Kingdom

Three Springs Talc Pty Limited (in liquidation)—Australia

Transition Benefits Fund Pty Ltd (in liquidation)—Australia

UMAL Consolidated Pty Ltd—Australia

Universal Ore and Alloys Ltd (in liquidation)—Hong Kong

Western Hog Ranch Company—USA

Western Mining Corporation Pty Ltd (in liquidation)—Australia

Western Mining Mongolia XXK—Mongolia

Western Venture Inc—USA

Westmin Talc (U.K)—United Kingdom

Westminer Insurance Pte Ltd—Singapore

WMC (Argentina) Inc—USA

WMC (Liberia) Limited—Hong Kong

WMC (Mineral Sands) Pty Ltd—Jersey

WMC (Peru) Inc—USA

WMC Corporate Services Inc—USA

WMC Exploration Chile SA—Chile

WMC Exploration Inc—USA

WMC Finance (USA) Limited—Australia

WMC Finance Limited—Australia

WMC Mineracao Limitada—Brazil

WMC Pty Ltd—Australia

WMC Resources (Nambia) (Pty) Ltd—Namibia

WMC Resources Marketing (UK) Limited—United Kingdom

WMC Securities Pty Ltd—Australia

WMC Xinjiang Mineral Industry Services Company Ltd (in liquidation)—China